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                                                                    Exhibit 10.7

                                                                  CONFORMED COPY

                                             AMENDED AND RESTATED REGISTRATION
                                    RIGHTS AGREEMENT (the "Agreement") dated as of January 12, 1999, among INTERWORLD CORPORATION, a Delaware corporation (the "Company"), and the investors listed on
                                    Schedule I (the "Investors").

                  The Investors are entering into this Agreement to amend and restate the Registration Rights Agreement dated March 7, 1996, as amended by Amendment No. 1 to the Registration Rights Agreement dated as of July 1, 1998. The Company has previously issued and sold to certain Investors (the "Series A Investors") the number of shares of Series A Preferred Stock, $.01 par value (the "Series A Preferred Stock"), set forth opposite the name of such Series A Investor on Part A of Schedule I. Pursuant to the Subscription Agreement dated the date hereof, among the Company and the Investors named therein, the Company is issuing and selling to certain new Investors (the "Series B Investors") the number of shares of Series B Preferred Stock, $.01 par value (the "Series B Preferred Stock"), set forth opposite the name of such Series B Investor on Part B of Schedule I. The Series A Preferred Stock and the Series B Preferred Stock are convertible into shares of Common Stock, $.01 par value (the "Common Stock"), of the Company. The Company and the Investors deem it to be in their respective best interests to amend and restate the rights of the Investors in connection with public offerings and sales of the Common Stock. Accordingly, the Company and the Investors agree as follows:

         Section 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

                  "COMMISSION" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "OTHER SHARES" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

                  "PRIMARY SHARES" means at any time the authorized but unissued shares of Common Stock or shares of Common Stock held by the Company in its treasury.

                  "REGISTRABLE SHARES" means at any time, with respect to any Investor, the shares of Common Stock held by such Investor which constitute Restricted Shares.

                  "REGISTRATION DATE" means the date on which any registration statement pursuant to which the Company shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective.

                  "RESTRICTED SHARES" means at any time, with respect to any Investor, the shares of Series A Preferred Stock, the shares of Common Stock, any other securities which by their terms
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are exercisable or exchangeable for or convertible into Common Stock, and any securities of the Company received in respect thereof, which are held by such Investor and which have not previously been sold to the public pursuant to a registration statement under the Securities Act or are able to be sold under Rule 144(k).

                  "RULE 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "TRANSFER" means any disposition of any Restricted Shares or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act, other than any such disposition pursuant to an effective registration statement under the Securities Act and complying with all applicable state securities and "blue sky" laws.

         Section 2. REQUIRED REGISTRATION. If the Company shall be requested by any Investor or group of Investors holding at least a majority of all Restricted Shares (based upon Common Stock equivalents), at any time after the 180th day after the Registration Date, to effect the registration under the Securities Act of Registrable Shares, the Company shall promptly give written notice of such proposed registration to all holders of Restricted Shares and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by the holders of Restricted Shares who shall respond in writing to the Company's notice within 30 days after delivery of such notice (which response shall specify the number of Registrable Shares proposed to be included in such registration). The Company shall promptly use its best efforts to effect such registration under the Securities Act of the Registrable Shares which the Company has been so requested to register; provided, however, that the Company shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

                  (a) the Company shall not be obligated to use its best efforts to file and cause to become effective (i) more than two registration statements initiated pursuant to this Section or (ii) any registration statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 90 days;

                  (b) the Company may delay the filing or effectiveness of any registration statement for a period of up to 90 days after the date of a request for registration pursuant to this Section if at the time of such request the Company is engaged, or has fixed plans to engage within 60 days of the time of such request, in a firm commitment underwritten public offering of Primary Shares in which the holders of Restricted Shares may include Registrable Shares pursuant to Section 4;

                  (c) with respect to any registration pursuant to this Section, the Company may include in such registration any Primary Shares or Other Shares; provided, however, that if any managing underwriter for the public offering contemplated by such registration advises the

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Company in writing that, in such firm's good faith opinion, the inclusion of all
Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would adversely affect the offering and sale (including pricing) of all such securities, then the number of Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                           (i)first, the Registrable Shares held by the Investors, pro rata based upon the number of Restricted Shares (based upon Common Stock equivalents) owned by each Investor at the time of such registration; provided, however, that the Series B Investors shall be entitled to include at least 15% of the Registrable Shares requested to be registered by them; and

                           (ii)     second, the Primary Shares and the Other
         Shares;

                  (d) if, while a registration request is pending pursuant to this Section 2, the Company has determined in good faith that (i) the filing of a registration statement would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (ii) the Company then is unable to comply with Commission requirements applicable to the requested registration, the Company shall not be required to effect a registration pursuant to this Section 2 until the earlier of (A) the date upon which such material information is otherwise disclosed to the public or ceases to be material or the Company is able to so comply with applicable Commission requirements, as the case may be, and (B) 45 days after the Company makes such good-faith determination, provided that the Company shall not be permitted to delay a requested registration in reliance on this paragraph (d) more than once in any 12-month period.

                  A requested registration under this Section may be rescinded by written notice to the Company by the Investors initiating such request. Such rescinded registration shall not count as a registration statement initiated pursuant to this Section for purposes of paragraph (a) above if (1) such request is rescinded by such Investors not later than five business days prior to the proposed filing of a registration statement with the Commission and (2) such Investors reimburse the Company for all expenses incurred in connection with such withdrawn request. A registration rescinded later than five business days prior to the proposed filing of a registration statement with the Commission shall count as a registration statement initiated pursuant to paragraph (a) of this Section.

         Section 3. REGISTRATIONS ON FORM S-3. Anything contained in Section 2 to the contrary notwithstanding, at such time as the Company shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, any Investor or group of Investors holding at least
33 1/3% of all Registrable Shares (based on Common Stock equivalents) shall have the right to request in writing two registrations of Registrable Shares on Form S-3 (or its successor form) during the twelve-month period commencing on the first anniversary of the Registration Date on Form S-3 or such successor form of Registrable Shares, which request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of and the holders thereof,
(ii) state the intended method of disposition of such Registrable Shares and
(iii) relate to Registrable Shares having anticipated net proceeds of at least $5,000,000 (for underwritten offerings) or $1,000,000 (for non-underwritten offerings). A

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requested registration on Form S-3 or any such successor form in compliance with this Section 3 shall not count as a registration statement initiated pursuant to
Section 2 but shall otherwise be treated as a registration initiated pursuant to, and shall, except as otherwise expressly provided in this Section 3, be subject to Section 2 (including Section 2(c)).

         Section 4. PIGGYBACK REGISTRATION. If the Company at any time after the Registration Date proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to each Investor of its intention so to register the Primary Shares or Other Shares at least 20 business days prior to the anticipated filing date of the registration statement relating thereto. Upon the written request, given within 10 business days after delivery of any such notice by the Company, of any Investor to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that:

                  (a) if any managing underwriter for the public offering contemplated by such registration advises the Company in writing that, in such firm's good faith opinion, the inclusion of any or all Registrable Shares or Other Shares proposed to be included in such registration would adversely affect the offering and sale (including pricing) of the Primary Shares proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                           (i)  first, the Primary Shares; and

                           (ii) second, the Registrable Shares held by the Investors, pro rata based upon the number of Restricted Shares (based upon Common Stock equivalents) owned by each Investor at the time of such registration; and

                           (iii) third, the Other Shares.

                  (b) if at any time after giving written notice of its intention to register any Primary Shares or Other Shares and prior to the effective date of such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Investors and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Shares in connection with such registration and (B) in the case of a determination to delay such registration, the Company shall be permitted to delay registration of any Registrable Shares requested to be included in such registration for the same period as the delay in registering such other securities.

         Section 5. HOLDBACK AGREEMENT. If the Company at any time shall register shares of Common Stock under the Securities Act (including any registration pursuant to Section 2, 3 or 4) for sale to the public, the Investors shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Restricted Shares (other than those shares of Common Stock included in such registration pursuant to Section 2, 3 or
4) without the prior written

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consent of the Company for a period designated by the Company in writing to the
Investors, which period shall not begin more than 30 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 180 days after the effective date of such registration statement or such longer period as any managing underwriter for such public offering shall request. The Company may legend and impose stop transfer instructions on any certificate evidencing Registrable Shares relating to the restrictions provided in this Section 5.

         Section 6. PREPARATION AND FILING. If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall, as expeditiously as practicable:

                  (a) use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier);

                  (b) furnish, at least five business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the holders of a majority of such Registrable Shares (the "Selling Investors' Counsel"), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

                  (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

                  (d) notify in writing the Selling Investors' Counsel promptly
(i) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

                  (e) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Shares reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Shares to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller; provided, however, that the

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Company will not be required to register or qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this paragraph (e);

                  (f) furnish to each seller of such Registrable Shares such reasonable number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents prepared by the Company in connection with such registration as such seller of Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

                  (g) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

                  (h) notify on a timely basis each seller of such Registrable Shares at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in paragraph (a) of this Section, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (i) make available for inspection by any seller of such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility under the Securities Act, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with the preparation and filing of such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or
(iii) such Information has been made generally available to the public. The seller of Registrable Shares agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

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                  (j) use its best efforts to obtain from its independent
certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

                  (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form;

                  (l) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares to the extent not already provided;

                  (m) issue to any underwriter to which any seller of Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

                  (n) list such Registrable Shares on any national securities exchange or national automated quotation system on which any shares of the Common Stock are listed or, if the Common Stock is not so listed, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD") or such national securities exchange as the Company shall reasonably determine;

                  (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

                  (p) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

         Section 7. EXPENSES. Except as provided in Section 2, all expenses incurred by the Company in complying with Section 6, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company's counsel and accountants, and fees and expenses of the Selling Investors' Counsel (provided that the sellers of Registrable Shares use the same counsel as the Company), shall be paid by the Company; provided, however, that all underwriting discounts and selling commissions and all stock transfer taxes applicable to the Registrable Shares shall be borne by the sellers thereof, in proportion to the number of Registrable Shares sold by such sellers.

         Section 8. INDEMNIFICATION. (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the seller of such Registrable Shares, each underwriter, broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable

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Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such seller, such underwriter, such broker or such other person acting on behalf of such seller and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such seller or underwriter specifically for use in the preparation thereof and provided, further, however, that, as to any underwriter or any person controlling any underwriter, this indemnity does not apply to any losses, claims, damages or liabilities arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus if a copy of a prospectus was not sent or given by or on behalf of an underwriter to such person asserting such loss, claim, damage, liability or action at or prior to the written confirmation of the sale of the Registrable Shares as required by the Securities Act and such untrue statement or omission had been corrected in such prospectus.

                  (a) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of the Company, each person who controls any of the foregoing persons within the meaning of the Securities Act and each other seller of Registrable Shares under such registration statement with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if (other than with respect to such seller's indemnification of an underwriter) such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by or on behalf of such seller specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each seller of Registrable Shares, to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration; and provided, further, however, that, as to any underwriter or any person controlling

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any underwriter, this indemnity does not apply to any losses, claims, damages or liabilities arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus if a copy of a prospectus was not sent or given by or on behalf of an underwriter to such person asserting such loss, claim, damage, liability or action at or prior to the written confirmation of the sale of the Registrable Shares as required by the Securities Act and such untrue statement or omission had been corrected in such prospectus.

                  (b) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section.

                  (c) If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         Section 9. UNDERWRITING AGREEMENT. Notwithstanding the provisions of Sections 5, 6, 7 and 8, to the extent that the Investors selling Registrable Shares in a proposed registration shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such Sections addressing such issue or issues shall be of no force or effect with respect to such registration.


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Each Investor that requested the registration of Registrable Shares in an underwritten public offering pursuant to this Agreement shall execute (i) an underwriting agreement containing (A) customary representations and warranties and opinion requirements of such Investor and (B) other terms reasonably satisfactory to such Investor, and (ii) customary ancillary documents, including a power of attorney and a custody agreement.

         Section 10. INFORMATION BY HOLDER. Each holder of Registrable Shares to be included in any registration shall furnish to the Company such written information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

         Section 11. EXCHANGE ACT COMPLIANCE. From and after the Registration Date or such earlier date as a registration statement filed by the Company pursuant to the Exchange Act relating to any class of the Company's securities shall have become effective, the Company shall comply with all of the reporting requirements of the Exchange Act and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of shares of Common Stock. The Company shall cooperate with each Investor in supplying such information as may be necessary for such Investor to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

         Section 12. NO CONFLICT OF RIGHTS. The Company represents and warrants to the Investors that the registration rights granted to the Investors hereby do not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby; provided, however, that the Company may add additional purchases of Series B Preferred Stock to this Agreement without the consent of existing Investors.

         Section 13. TERMINATION. This Agreement shall terminate and be of no further force or effect when the Investors cease to hold any Restricted Shares.

         Section 14. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the Company and the Investors and their respective successors and assigns.

         Section 15. ASSIGNMENT. Each Investor may assign its rights hereunder to any other person or entity to whom Restricted Shares of such Investor have been sold or otherwise transferred.

         Section 16. EFFECTIVENESS. This Agreement shall become effective upon its execution by the Company, each Series B Investor, and the holders of a majority of all Registrable Shares (excluding Registrable Shares held by the Series B Investors).

         Section 17. ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect hereto.

         Section 18. NOTICES. All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

                  if to the Company:

                           InterWorld Corporation
                           395 Hudson Street
                           6th Floor
                           New York, New York  10014
                           Attention:  Chief Financial Officer
                           Telecopier:  (212) 301-2342
                           Telephone:   (212) 301-2500

                  with a copy to:

                           O'Sullivan Graev & Karabell, LLP
                           30 Rockefeller Plaza
                           New York, New York  10112
                           Attention:  Robert Seber, Esq.
                           Telecopier:  (212) 408-2420
                           Telephone:   (212) 408-2400

                  if to any Investor, to its address set forth on Schedule I;

or to such other address as the party to whom notice is to be given may have furnished to the other parties in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (I) in the case of personal delivery, on the date of such delivery, (II) in the case of nationally-recognized overnight courier, on the next business day after the date when sent, (III) in the case of telecopy transmission, when received, and (IV) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

         Section 19. MODIFICATIONS; AMENDMENTS; WAIVERS. The terms and provisions of this Agreement may not be modified or amended, except (i) pursuant to a writing signed by the Company and the Investors holding at least a majority of the Restricted Shares (based upon Common Stock equivalents) held by all Investors, and (ii) that the Company may add additional Investors to this Agreement without consent by existing Investors.

         Section 20. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         Section 21. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         Section 22. SEVERABILITY. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 23. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles governing conflicts of laws.

                  IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.


INTERWORLD CORPORATION
INC.


By:
     ______________________________
     Name: Alan J. Andreini
     Title: President and Chief Executive Officer



SERIES A PREFERRED STOCK INVESTORS:



ALEXANDER ENTERPRISE HOLDINGS CORP.
INC.


By:
     ______________________________

     Name:
     Title:



______________________________
Alan J. Andreini



______________________________
Nicole Arnaboldi



______________________________
Scott Bessent

BEXLEY PARTNERS L.P.
INC.


By:
    ______________________
     Name:
     Title:



______________________________
Arthur M. Blank



______________________________
David C. Blatte



BOSTON INTERNATIONAL PARTNERS L.P.
INC.


By:
    __________________________
     Name: Alan M. Eisenberg
     Title: General Partner



BOSTON INTERNATIONAL PARTNERS L.P. II
INC.


By:
    __________________________
     Name: Alan M. Eisenberg
     Title: General Partner



BUCKINGHAM PROFIT SHARING TRUST
INC.


By:
    __________________________
     Name:
     Title:

BUCKINGHAM INVESTORS II
INC.


By:
     -----------------------------------
     Name:
     Title:



----------------------------------------
Ralph Caulo



C.F. PARTNERS, L.P.
INC.


By:
     -----------------------------------
     Name:
     Title:



----------------------------------------
Beth Dana Chartoff




Paul Chiapparone



COMDISCO, INC.
INC.


By:
   ----------------------------------------
     Name:
     Title:




----------------------------------------
Richard d'Abo

----------------------------------------
Thomas R. DiBenedetto



----------------------------------------
Steven Dietz



STEVEN DIETZ C/F GRIFFIN DIETZ
INC.


By:
     -----------------------------------
     Name:
     Title:



STEVEN DIETZ C/F TREVOR DIETZ
INC.


By:
     -----------------------------------
     Name:
     Title:



DLJSC FBO STEVEN DIETZ IRA
INC.


By:
     -----------------------------------
     Name:
     Title:



DLJ DIVERSIFIED PARTNERS, L.P.
INC.


By:
     -----------------------------------
     Name: Osamu R. Watanabe
     Title: Vice President

DLJ DIVERSIFIED PARTNERS-A, L.P.
INC.


By:
     -----------------------------------
     Name: Osamu R. Watanabe
     Title: Vice President



DLJ FIRST ESC L.L.C.
INC.


By:
     -----------------------------------
     Name: Osamu R. Watanabe
     Title: Vice President



----------------------------------------
Stanley Druckenmiller



----------------------------------------
Dana Dunbar



----------------------------------------
Kevin T. Dwyer



----------------------------------------
Arminio Fraga



----------------------------------------
Joel Friedman

GE CAPITAL INFORMATION TECHNOLOGY SOLUTIONS, INC.
INC.


By:
     -----------------------------------
     Name:
     Title:



GEA FUND, L.P.
INC.


By:
     -----------------------------------
     Name:
     Title:



----------------------------------------
Gary Gladstein



GRP PARTNERS, L.P.
INC.


By:
     -----------------------------------
     Name: Osamu R. Watanabe
     Title: Vice President



GLOBAL RETAIL PARTNERS L.P.
INC.


By:
     -----------------------------------
     Name: Osamu R. Watanabe
     Title: Vice President

GLOBAL RETAIL PARTNERS FUNDING INC.


By:
     ----------------------------
     Name: Osamu R. Watanabe
     Title: Vice President




David M. Goldsmith



---------------------------------
Arthur J. Hohmann



---------------------------------
David E. Homrich



THE HUDSON PARTNERSHIP, L.P.
INC.


By:
     ----------------------------
     Name: Spencer Davidson
     Title: General Partner



INVEMED FUND, L.P.
INC.


By:
     ----------------------------
     Name: Cristina H. Kepner
     Title: Executive Vice President, Invemed
Associates, General Partner



---------------------------------
Robert Jermain

--------------------------------
Georgia Keidan



--------------------------------
John Kenning



--------------------------------
Cristina H. Kepner



--------------------------------
Gerald Kerner



THE KISKI SCHOOL
INC.


By:  ----------------------------
     Name: Linda Miller
     Title: Business Manager



---------------------------------
Stanley Klein



---------------------------------
Manny Korman



---------------------------------
David Kowitz



---------------------------------
David Kwiat

---------------------------------
Bruce M. Langone



---------------------------------
Kenneth G. Langone



---------------------------------
Lucetta M. Larkin



---------------------------------
Elizabeth Larson



---------------------------------
Steven E. Lebow



---------------------------------
Laurence C. Leeds, Jr.



LAURENCE C. LEEDS III, LAURENCE C.
LEEDS JR. & ROY M. GOODMAN TTEES UA
DATED 4/18/84 FBO LAURENCE C. LEEDS III


By:  -----------------------------
     Name: Laurence C. Leeds, Jr.
     Title: Trustee



---------------------------------
Gerard V. Lyons

-------------------------------
Gerard Manolovici



-------------------------------
Bernard Marcus



-------------------------------
Alexander C. McAree



-------------------------------
Paul McNulty



-------------------------------
G. Allen Mebane



MERCURIUS PARTNERS L.P.
INC.


By:
   ----------------------------
     Name: John Zwaanstra
     Title: General Partner



MIC, LLC
INC.


By:
   ----------------------------
     Name:
     Title:

MIC II, LLC
INC.


By:
   ----------------------------
     Name:
     Title:



HERBERT S. & PATRICE R. MILLER
CHARITABLE REMAINDER UNITRUST DTD
1/10/96
INC.


By:
   ----------------------------
     Name:
     Title:



THE IRREVOCABLE INTER VIVOS TRUST F/B/O THE MILLER CHILDREN


-------------------------------
     Name: Jason D. Smolen
     Title: Trustee



MOORE GLOBAL INVESTMENTS, LTD.


-------------------------------
     Name:
     Title:



-------------------------------
Martin C. Murrer

O'SULLIVAN GRAEV & KARABELL LLP
PROFIT SHARING PLAN
INC.


By:
   ----------------------------
     Name: Gerard F. Cruse
     Title: Trustee



THE OVERBROOK FOUNDATION
INC.


By:
   ----------------------------
     Name:
     Title:



OVERBROOK FUND I, LLC
INC.


By:
   ----------------------------
     Name:
     Title:



PALISADE INVESTORS, L.L.C.
INC.


By:
   ----------------------------
     Name: Steven E. Berman
     Title: Member



-------------------------------
William H. Plummer



-------------------------------
Steven Puccinelli

RDV TECH, L.L.C.
INC.


By:
   -----------------------------------
     Name: William Boer
     Title: Vice President, Chief Operating Officer




-----------------------------------
Clint Regehr



REMINGTON INVESTMENT STRATEGIES, L.P.
INC.


By:
   -----------------------------------
     Name: Savvas Savvinidis
     Title: Director of Operations




-----------------------------------
Frank E. Richardson




-----------------------------------
Janice Robinson



-----------------------------------
Francis J. Saldutti




-----------------------------------
Daniel R. Santell



-----------------------------------
Susan C. Schnabel

SUSAN C. SCHNABEL/EDWARD L. PLUMMER
INC.


By:
   -------------------------------------------
     Name: Susan C. Schnabel/Edward L. Plummer
     Title:



-----------------------------------
Robert Seber




-----------------------------------
James T. Sington




-----------------------------------
Yves Sisteron




-----------------------------------
Frederick S. Slagle



-----------------------------------
John F. Slevin



-----------------------------------
Baldwin Smith Jr.

TRUST FOR ALEXANDER G. SOROS UNDER GEORGE SOROS 1982 PRIVATE LEAD
TRUST DATED AS OF APRIL 1 1982
INC.


By:
   -----------------------------------
     Name: Gary S. Gladstein
     Title: Trustee



TRUST FOR ANDREA SOROS UNDER
GEORGE SOROS 1982 PRIVATE LEAD TRUST
DATED AS OF APRIL 1 1982
INC.


By:
   -----------------------------------
     Name: Gary S. Gladstein
     Title: Trustee



-----------------------------------
George Soros
By: Gary Gladstein, Attorney-in-Fact



TRUST FOR GREGORY SOROS UNDER
GEORGE SOROS 1982 PRIVATE LEAD TRUST
DATED AS OF APRIL 1 1982
INC.


By:
   -----------------------------------
     Name: Gary S. Gladstein
     Title: Trustee

TRUST FOR JONATHAN SOROS UNDER
GEORGE SOROS 1982 PRIVATE LEAD TRUST
DATED AS OF APRIL 1 1982
INC.


By:
   -----------------------------------
     Name: Gary S. Gladstein
     Title: Trustee



TRUST FOR ROBERT SOROS UNDER
GEORGE SOROS 1982 PRIVATE LEAD TRUST
DATED AS OF APRIL 1 1982
INC.


By:
   -----------------------------------
     Name: Gary S. Gladstein
     Title: Trustee



-----------------------------------
Andrew R. Taussig




Sally G. Taussig



-----------------------------------
Thomas Teague



-----------------------------------
George Thompson



-----------------------------------
Martin Tobias

GENERAL ELECTRIC PENSION TRUST

By: General Electric Investment Corporation,
its investment manager


By:  _________________________
     Name: Michael M. Pastore
     Title: Vice President



WARNACO, INC.
INC.


By:  _________________________
     Name: Carl J. Deddens
     Title: Vice President



_________________________
Sean Warren



_________________________
Charles G. Weaver Jr.



_________________________
Edward Weller



_________________________
Allen D. Wheat

WIGHT INVESTMENT PARTNERS
INC.


By: _________________________
     Name: Russell Wight
     Title: General Partner



HARDING W. WILLINGER 1992 TRUST
INC.


By: _________________________
     Name: Harding Willinger
     Title: Trustee



_________________________
Diego Winegardner



_________________________
Laurence S. Zimmerman



_________________________
Ian H. Zwicker



SERIES B PREFERRED STOCK INVESTORS:



CAMBRIDGE TECHNOLOGY CAPITAL FUND
I, L.P.
INC.


By: _________________________
     Name: Barry Rosenbaum
     Title: Managing Director

CISCO SYSTEMS, INC.
INC.


By:  _________________________
     Name: Larry R. Carter
     Title: Senior Vice President, Finance and
     Administration, Chief Financial Officer
     and Secretary



GUESS?, INC.
INC.


By:  _________________________
     Name: Maurice Marciano
     Title: Chairman and Chief Executive Officer



TRANS COSMOS USA, INC.
INC.


By:  _________________________
     Name: Shozo Okuda
     Title: President



WARNACO, INC.
INC.


By:  _________________________
     Name: Stanley P. Silverstein
     Title: Vice President, General Counsel
     and Secretary